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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 17, 1997
                                                        -------------------


                                THE GEON COMPANY
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               (Exact name of registrant as specified in charter)




   Delaware                          1-11804                     34-1730488
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



           One Geon Center, Avon Lake, Ohio           44012
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     (Address of principal executive offices)       (Zip Code)


         Registrant's telephone number, including area code 440-930-1001
                                                           -------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)





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ITEM 5.                       OTHER EVENTS
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The Geon Company announced that the Company's wholly owned subsidiary has invoked the compulsory acquisition provisions of the Business Corporations Act to acquire the few remaining Class A shares of Synergistics Industries Limited and will seek delisting of Synergistics' Class A shares from The Toronto and Montreal Stock Exchanges.

ITEM 7(c).   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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Exhibit 99.1 Press Release of November 17, 1997. The Geon Company acts to complete the acquisition of Synergistic Industries' shares.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE GEON COMPANY





                                            By  \s\Gregory L. Rutman
                                              ---------------------------------
                                                   Gregory L. Rutman
                                                   Secretary



Dated November 19, 1997